Unsecured Debt	12 Months Ended
Dec. 31, 2011
Unsecure Debt Disclosure [Abstract]
UNSECURED DEBT

7. UNSECURED DEBT

A summary of unsecured debt as of December 31, 2011 and 2010 is as follows (dollars in thousands):

	December 31,
	2011	2010
Commercial Banks
Borrowings outstanding under an unsecured credit facility due October 2015 (a), (i)	$421,000	$—
Borrowings outstanding under an unsecured credit facility due July 2012 (b)	—	31,750
Senior Unsecured Notes
5.00% Medium-Term Notes due January 2012	100,000	100,000
1.71% Term Notes due December 2016 (i)	100,000	100,000
6.05% Medium-Term Notes due June 2013	122,500	122,500
5.13% Medium-Term Notes due January 2014	184,000	184,000
5.50% Medium-Term Notes due April 2014 (net of discount of $157 and $226)	128,343	128,274
5.25% Medium-Term Notes due January 2015 (includes discount of $390 and $519) (c)	324,785	324,656
5.25% Medium-Term Notes due January 2016	83,260	83,260
2.90% Term Notes due January 2016 (d), (i)	250,000	100,000
2.27% Term Notes due January 2016 (d)	—	150,000
8.50% Debentures due September 2024	15,644	15,644
4.25% Medium-Term Notes due June 2018 (net of discount of $2,751) (e), (i)	297,249	—
4.00% Convertible Senior Notes due December 2035 (f), (g)	—	167,750
3.625% Convertible Senior Notes due September 2011 (net of Subtopic 470-20 discount of $1,138 at December 31, 2010) (h), (g)	—	95,961
Other	36	39

	1,605,817	1,572,084

	$2,026,817	$1,603,834

(a)	On October 25, 2011, the Company entered into a $900 million unsecured revolving credit facility, replacing the Company’s $600 million facility noted in (b) below. The unsecured credit facility has an initial term of four years and includes a one-year extension option, and contains an accordion feature that allows the Company to increase the facility to $1.35 billion. Based on the Company’s current credit ratings, the credit facility carries an interest rate equal to LIBOR plus a spread of 122.5 basis points and a facility fee of 22.5 basis points (1.53% at December 31, 2011).
(b)	The unsecured credit facility provided us with an aggregate borrowing capacity of $600 million, which we could have increased to $750 million at our election under certain circumstances. The unsecured credit facility with a consortium of financial institutions carried an interest rate equal to LIBOR plus a spread of 47.5 basis points (0.89% interest rate at December 31, 2010). The facility was replaced in October 2011.
(c)	On December 7, 2009, the Company entered into an Amended and Restated Distribution Agreement with respect to the issue and sale by the Company from time to time of its Medium-Term Notes, Series A Due Nine Months or More From Date of Issue. During the three months ended March 31, 2010, the Company issued $150 million of 5.25% senior unsecured medium-term notes under the Amended and Restated Distribution Agreement. These notes were priced at 99.46% of the principal amount at issuance and had an unamortized discount of $390,000 and $519,000 at December 31, 2011 and 2010, respectively.
(d)	During the three months ended March 31, 2011, the Company entered into a new interest rate swap agreement for the remaining $150 million balance. In October 2011, the Company repriced the $250 million unsecured term loan such that the debt currently carries a floating rate of 142.5 basis points over LIBOR, below the previous pricing of 200 basis points over LIBOR.
(e)	On May 3, 2011, the Company entered into a Second Amended and Restated Distribution Agreement with respect to the issue and sale by the Company from time to time of its Medium-Term Notes, Series A Due Nine Months or More From Date of Issue. During the three months ended June 30, 2011, the Company issued $300 million of 4.25% senior unsecured medium-term notes under the Amended and Restated Distribution Agreement. These notes were priced at 98.988% of the principal amount at issuance and had a discount of $2.8 million at December 31, 2011.
(f)	During the year ended December 31, 2011, holders of the 4.00% Convertible Senior Notes due 2035 tendered $10.8 million of Notes. As a result, the Company retired debt with a notional value of $10.8 million and wrote off unamortized financing costs of $207,000.

On March 2, 2011, the Company called all of its outstanding 4.00% Convertible Senior Notes due 2035. The redemption date for the Notes was April 4, 2011, and the redemption price was 100% of the principal amount of the outstanding Notes, plus accrued and unpaid interest on the Notes to, but not including, the date of redemption. Subject to and in accordance with the terms and conditions set forth in the Indenture governing the Notes dated as of December 19, 2005, holders of Notes had the right to convert their Notes at any time until March 31, 2011, at a conversion rate of 38.8650 shares of our common stock per $1,000 principal amount of Notes (equivalent to a conversion price of approximately $25.73 per share). The Company accelerated the amortization of the remaining financing costs of $3.0 million to the April 4, 2011 redemption date during the year ended December 31, 2011.

(g)	ASC Subtopic 470-20 applies to all convertible debt instruments that have a “net settlement feature”, which means that such convertible debt instruments, by their terms, may be settled either wholly or partially in cash upon conversion. This guidance requires issuers of convertible debt instruments that may be settled wholly or partially in cash upon conversion to separately account for the liability and equity components in a manner reflective of the issuers’ nonconvertible debt borrowing rate. The guidance impacted the historical accounting for the 3.625% convertible senior notes due September 2011 and the 4.00% convertible senior notes due December 2035, and resulted in increased interest expense of $1.1 million, $3.5 million, and $4.3 million for the years ended December 31, 2011, 2010, and 2009, respectively.
(h)	During the year ended December 31, 2011, the Company paid $97.1 million at maturity.
(i)	The Operating Partnership is a guarantor at December 31, 2011.

The following is a summary of short-term bank borrowings under UDR’s bank credit facility at December 31, 2011 and 2010 (dollars in thousands):

	December 31,
	2011	2010
Total revolving credit facility	$900,000	$600,000
Borrowings outstanding at end of year (1)	421,000	31,750
Weighted average daily borrowings during the year ended	227,498	161,260
Maximum daily borrowings during the year ended	450,000	337,600
Weighted average interest rate during the year ended	1.0%	0.8%
Interest rate at end of the year	1.5%	0.9%

(1)	Excludes $3.6 million of letters of credit at December 31, 2011

The aggregate maturities of unsecured debt for the five years subsequent to December 31, 2011 are as follows (dollars in thousands):

Year	Bank Lines	Unsecured Debt	Total Unsecured
2012	$—	$99,386	$99,386
2013	—	121,886	121,886
2014	—	311,930	311,930
2015	421,000	324,744	745,744
2016	—	432,840	432,840
Thereafter	—	315,031	315,031

Total	$421,000	$1,605,817	$2,026,817